UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 21, 2005
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 (920) 433-4901	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

On September 21, 2005, two newly formed wholly owned, direct subsidiaries of WPS Resources Corporation, WPS Michigan Utilities, Inc. and WPS Minnesota Utilities, Inc., each entered into an Asset Purchase Agreement with Aquila, Inc. to collectively acquire Aquila's natural gas distribution operations in Michigan and Minnesota for approximately $558 million subject to certain closing and post-closing adjustments, which include net plant and working capital adjustments for accounts receivable/payable, inventory and other current assets and liabilities related to the assets being purchased. WPS Resources has provided guarantees of the obligations of its subsidiaries under the Asset Purchase Agreements that will expire upon the earlier of i) the termination of the Asset Purchase Agreement, after all obligations of the subsidiaries have been paid and performed or ii) at closing.

Completion of the transactions contemplated by the Asset Purchase Agreements is subject to certain customary conditions and approvals for transactions of this type, including approvals by the Michigan and Minnesota Public Utility Commissions, respectively, and expiration of the waiting period required by the Hart-Scott-Rodino Act. The transactions are expected to close within the first six months of 2006.

The Asset Purchase Agreements are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated into this Current Report on Form 8-K by reference. The brief summary of the material provisions of the Asset Purchase Agreements set forth above is qualified in its entirety by reference to the Purchase Agreements filed as exhibits to this Current Report on Form 8-K.
Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibits are being filed herewith:
2.1

Asset Purchase Agreement by and between Aquila, Inc. and WPS Michigan Utilities, Inc. dated September 21, 2005. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

2.2

Asset Purchase Agreement by and between Aquila, Inc. and WPS Minnesota Utilities, Inc. dated September 21, 2005. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: September 27, 2005

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WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated September 21, 2005

Exhibit Number
2.1

Asset Purchase Agreement by and between Aquila, Inc. and WPS Michigan Utilities, Inc. dated September 21, 2005. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

2.2

Asset Purchase Agreement by and between Aquila, Inc. and WPS Minnesota Utilities, Inc. dated September 21, 2005. [Schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.]

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